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                                  LAUDUS TRUST
                                  (the "Trust")

    Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund

             Supplement dated October 3, 2007 to the Statement of Additional Information of the Trust dated July 31, 2007

                              -------------------

      THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE STATEMENT OF ADDITIONAL INFORMATION AND SHOULD BE READ IN CONJUNCTION WITH THE STATEMENT OF ADDITIONAL INFORMATION.

The following paragraph is added after paragraph six of the section entitled "Disclosure of Portfolio Securities Information":

        The Vanguard Group, Inc. ("Vanguard") currently receives early disclosure of portfolio securities information for the Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund in connection with the reorganization of that Fund into the Vanguard(R) Market Neutral Fund. The early disclosure is made pursuant to the authorization of the President of the Trust. Pursuant to a confidentiality agreement entered into between Vanguard and the Trust on behalf of the Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund, Vanguard is required to maintain the confidentiality of the portfolio securities and will not allow any of its employees or agents to use such information as a basis for trading in securities or making investment decisions or recommendations.


























              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE